UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: August 25, 2010

(Date of earliest event reported): August 24, 2010

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 24, 2010, Sunoco Logistics Partners L.P. (the “Partnership”) and its wholly-owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. and UBS Securities LLC, as representatives of the underwriters (the “Underwriters”) with respect to the issue and sale by the Partnership of up to 2,012,500 common units (which includes the Underwriters’ option to purchase up to 262,500 additional common units to cover over-allotments) representing limited partner interests in the Partnership (the “Units”), in underwritten public offering (the “Offering”). The Underwriters are offering the Units at an initial offering price to the public of $74.45 per Unit. The Units to be issued pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended, pursuant to an effective shelf registration statement on Form S-3 (File No. 333-155644), as amended by Post-Effective Amendment No. 1 thereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated by reference herein.

The closing of the Offering is expected to occur on August 27, 2010.

Some of the Underwriters and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking or financial advisory transactions with the Partnership, its affiliates and Sunoco, Inc., in the ordinary course of their business, for which they have received, or will receive, customary compensation and expenses. In particular, affiliates of all of the underwriters, except for J.P. Morgan Securities Inc., are lenders under the Partnership’s $395 million revolving credit facility that matures in November 2012, and will receive a portion of the net proceeds from the Offering through the repayment of indebtedness under this facility.

Item 7.01.	Regulation FD Disclosure.

On August 24, 2010, the Partnership issued a press release announcing the pricing of the Units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

In connection with the Offering, the Partnership is filing the opinions of Vinson & Elkins L.L.P. as part of this Current Report on Form 8-K that is to be incorporated by reference into the registration statement (File No. 333-155644). The opinions of Vinson & Elkins L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement dated as of August 24, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Logistics Partners GP LLC, Sunoco Partners LLC and Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)

99.1	Press release dated August 24, 2010.

Forward-Looking Statement

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ Brian P. MacDonald
Brian P. MacDonald Vice President and Chief Financial Officer

August 25, 2010

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated as of August 24, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Logistics Partners GP LLC, Sunoco Partners LLC and Barclays Capital Inc. and UBS Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)

99.1	Press release dated August 24, 2010.